UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2018

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Channel Finance Facility

On March 23, 2018, certain subsidiaries of Insight Enterprises, Inc. (the "Company" or "Insight") entered into the Third Omnibus Amendment to Loan Documents and Reaffirmation Agreement (the "Channel Finance Amendment") with the guarantors party thereto, Wells Fargo Capital Finance, LLC, as collateral agent, syndication agent and administrative agent, and certain lenders party thereto, to amend the Second Amended and Restated Credit Agreement, dated as of June 23, 2016 (as amended prior to March 23, 2018, the "Channel Finance Credit Agreement"). The Channel Finance Amendment increases the aggregate availability under the Channel Finance Credit Agreement from $325 million to $400 million.

The foregoing description of the Channel Finance Amendment is not complete and is qualified in its entirety by reference to the Channel Finance Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to Revolving and Term Loan Credit Facilities

In connection with the amendment to the Channel Finance Amendment, Insight entered into Amendment No. 2 to Fourth Amended and Restated Credit Agreement (the "Amendment") with certain of Insight’s foreign subsidiaries as additional borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, to amend the Fourth Amended and Restated Credit Agreement, dated as of June 23, 2016 (as amended prior to March 13, 2018, the "Credit Agreement"). The Amendment increases the aggregate outstanding principal amount of indebtedness under the Channel Finance Credit Agreement permitted by the Credit Agreement covenants to $400 million.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, Insight announced that Dana A. Leighty will retire from her position as Vice President, Finance and Principal Accounting Officer of the Company effective May 15, 2018. Beginning May 15, 2018, Glynis A. Bryan, Chief Financial Officer, will serve as the Company’s Principal Accounting Officer on an interim basis.

Item 9.01 Financial Statements and Exhibits.

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Exhibit Index

Exhibit No.	Description

10.1	Third Omnibus Amendment to Loan Documents and Reaffirmation Agreement, dated as of March 23, 2018, by and among Calence, LLC, Insight Direct USA, Inc. and Insight Public Sector, Inc., as Resellers, the guarantors party thereto, Wells Fargo Capital Finance, LLC, as collateral agent, syndication agent and administrative agent, and the lenders party thereto.
10.2	Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of March 13, 2018, by and among Insight Enterprises, Inc., Insight Enterprises B.V., Insight Direct (UK), Ltd., as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

March 29, 2018	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer

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